UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2025

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
(858)
677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 5.07	Submission of Matters to a Vote of Security Holders
Retail Opportunity Investments Corp. (the “
Company
”) held a special meeting of stockholders of the Company (the “
Special Meeting
”) on February 7, 2025. At the Special Meeting, the holders of the Company’s common stock, par value $0.0001 per share (“
common stock
”), were asked to vote on three proposals related to the Agreement and Plan of Merger (the “
Merger Agreement
”), dated as of November 6, 2024, by and among the Company, Retail Opportunity Investments Partnership, LP (the “
Partnership
”), Montana Purchaser LLC (“
Buyer 1
”), Mountain Purchaser LLC (“
Buyer 2
”), Big Sky Purchaser LLC (“
Buyer 3
” and, together with Buyer 1 and Buyer 2, collectively, “Parent”), Montana Merger Sub Inc. (“
Merger Sub I
”), and Montana Merger Sub II LLC (“
Merger Sub II
” and, together with Merger Sub I and Parent, the “
Parent Parties
”), e
a
ch of which is described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission and first mailed to holders of common stock on January 6, 2025 (the “
Proxy Statement
”).
The Merger Agreement provides that, subject to certain conditions, (i) Merger Sub II will merge with and into the Partnership, with the Partnership being the surviving limited partnership (the “
Partnership Merger
”), and (ii) immediately following the consummation of the Partnership Merger, Merger Sub I will merge with and into the Company, with the Company surviving such merger as the surviving corporation and as a wholly-owned subsidiary of Parent (the “
Company Merger
” and together with the Partnership Merger, the “
Mergers
”). Parent, Merger Sub I and Merger Sub II are affiliates of Blackstone Real Estate Partners X L.P., which is an affiliate of Blackstone Inc. Subject to the satisfaction or waiver of those conditions, the Company expects the Mergers will occur on February 12, 2025.
As of the close of business on December 13, 2024, the record date for the Special Meeting, there were 128,922,718 shares of common stock outstanding and entitled to vote. Each share of common stock was entitled to one vote with respect to each proposal at the Special Meeting. A total of 109,684,244 shares of common stock were present in-person
or by proxy, representing 85.08% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. At the Special Meeting, the holders of common stock were asked to consider and vote on the following matters:

•	a proposal to approve the Company Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement (the “ Merger Proposal ”);

•
a proposal to approve, on a
non-binding,
advisory basis, the compensation that may be paid or become payable to the Company’s principal executive officer, principal financial officer, and the three other most highly compensated executive officers calculated in accordance with the Securities and Exchange Commission’s rules and regulations, that is based on or otherwise relates to the Company Merger (the “
Advisory Compensation Proposal
”); and

•
a proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal (the “
Adjournment Proposal
”).

The final voting results for each proposal are set forth below.
Merger Proposal
At the Special Meeting, the holders of common stock voted to approve the Merger Proposal. The table below sets forth the voting results for the Merger Proposal:

Votes For	Votes Against	Abstentions
109,567,743	89,924	26,577
Advisory Compensation Proposal
At the Special Meeting, the holders of common stock voted to approve the Advisory Compensation Proposal. The table below sets forth the voting results for the Advisory Compensation Proposal:

Votes For	Votes Against	Abstentions
74,817,740	34,619,067	247,434

Adjournment Proposal
At the Special Meeting, the holders of common stock voted to approve the Adjournment Proposal. The table below sets forth the voting results for the Adjournment Proposal:

Votes For	Votes Against	Abstentions
99,299,995	10,366,861	17,386
Because none of the proposals before the Special Meeting were “routine” matters, there were no broke
r
non-votes.

Item 8.01	Other Events
On February 7, 2025, the Company issued a press release announcing the results of the voting at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release Issued February 7, 2025

104	Cover page interactive data file (embedded within the Inline XBRL document)
Cautionary Statement Regarding Forward-Looking Statements
This communication includes certain disclosures which contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended, including but not limited to those statements related to the Mergers, including financial estimates and statements as to the expected timing, completion and effects of the Mergers. When used herein, the words “believes,” “anticipates,” “projects,” “should,” “estimates,” “expects,” “guidance” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the Mergers on the anticipated terms and timing, or at all, and the parties’ ability to satisfy the other conditions to the completion of the Mergers; (ii) potential litigation relating to the Mergers that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Mergers will harm the Company’s business, including current plans and operations, including during the pendency of the Mergers; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Mergers that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Statements Regarding Forward-Looking Information” and “Risk Factors” in the Company’s most recent Annual Report on Form
10-K,
as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that are described in the Proxy Statement that was filed with the SEC and is available from the source indicated above.

These risks, as well as other risks associated with the Mergers, are fully discussed in the Proxy Statement. There can be no assurance that the Mergers will be completed, or if they are completed, that they will be completed when expected. The preceding summary of factors, risks and uncertainties should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events that have occurred and circumstances that exist as of the date the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from what the Company may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of the Company’s forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. The Company cautions that you should not place undue reliance on any of the Company’s forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Date: February 7, 2025	By:	/s/ Michael B. Haines
	Name:	Michael B. Haines
	Title:	Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
	Name:	Michael B. Haines
	Title:	Chief Financial Officer